[Graphic Omitted]             PRELIMINARY SAMPLE               [Graphic Omitted]
 POPULAR ABS, INC.(SM)        POPULAR ABS 2005-C                     FBR

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

By Loan Type                  please use more rows if there are other type of loans
-------------------------------------------------------------------------------------------------------------------------------
                              No. of Mortgage    Principal              % of Principal Wt. Avg. Gross               Wt. Avg.
                              Loans              Balance                Balance        Coupon          % ARM        FICO
-------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                  980     166,180,549.89          60.43             7.197      100.00         622
-------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                               458      66,557,015.18          24.20             7.370        0.00         639
-------------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO                         91      24,513,589.78           8.91             6.364      100.00         665
-------------------------------------------------------------------------------------------------------------------------------
ARM 5/25                                   29       5,527,819.31           2.01             6.998      100.00         653
-------------------------------------------------------------------------------------------------------------------------------
Balloon 40/30                              14       3,148,161.00           1.14             7.084        0.00         650
-------------------------------------------------------------------------------------------------------------------------------
Fixed 15 yr                                32       2,692,267.89           0.98             7.534        0.00         649
-------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr - 60mo IO                      10       2,241,145.00           0.81             6.624        0.00         658
-------------------------------------------------------------------------------------------------------------------------------
Fixed 20 yr                                17       2,179,034.56           0.79             7.398        0.00         619
-------------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO                          5       1,047,897.49           0.38             5.978      100.00         671
-------------------------------------------------------------------------------------------------------------------------------
Fixed 25 yr                                 2         547,600.00           0.20             5.814        0.00         756
-------------------------------------------------------------------------------------------------------------------------------
Fixed 29 yr                                 1         243,000.00           0.09             9.080        0.00         620
-------------------------------------------------------------------------------------------------------------------------------
Fixed 28 yr                                 1         130,015.46           0.05             7.250        0.00         634
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                               Wt. Avg. Effective   Wt. Avg. Debt-to-   % Full                          % Owner     % Investor
                               Combined LTV         Income Ratio        Documentation   % Refinancing   Occupied    Properties
------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                           87.50                38.71             62.10             70.00        83.80        16.20
------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                        83.67                40.60             82.00             87.04        90.50         9.50
------------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO                 88.79                39.31             87.28             52.32        86.11        13.89
------------------------------------------------------------------------------------------------------------------------------
ARM 5/25                           83.42                35.96             61.89             85.53       100.00         0.00
------------------------------------------------------------------------------------------------------------------------------
Balloon 40/30                      86.37                44.51             86.41             89.84        83.83        16.17
------------------------------------------------------------------------------------------------------------------------------
Fixed 15 yr                        75.69                33.46             70.87             84.10        80.60        19.40
------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr - 60mo IO              86.21                41.51             93.31             71.71       100.00         0.00
------------------------------------------------------------------------------------------------------------------------------
Fixed 20 yr                        84.61                39.36            100.00             97.52        97.52         2.48
------------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO                 87.59                44.08            100.00             83.97        63.74        36.26
------------------------------------------------------------------------------------------------------------------------------
Fixed 25 yr                        63.56                33.86            100.00            100.00       100.00         0.00
------------------------------------------------------------------------------------------------------------------------------
Fixed 29 yr                       100.00                50.00              0.00            100.00       100.00         0.00
------------------------------------------------------------------------------------------------------------------------------
Fixed 28 yr                        90.00                36.98            100.00            100.00       100.00         0.00
------------------------------------------------------------------------------------------------------------------------------

By Original IO Term           please use more rows if there are other type of IO products
-------------------------------------------------------------------------------------------------------------------------------
                              No. of Mortgage    Principal              % of Principal Wt. Avg. Gross               Wt. Avg.
                              Loans              Balance                Balance        Coupon          % ARM        FICO
-------------------------------------------------------------------------------------------------------------------------------
0                                        1534     247,205,463.29          89.89             7.242       69.46         628
-------------------------------------------------------------------------------------------------------------------------------
60 months                                 106      27,802,632.27          10.11             6.371       91.94         665
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                               Wt. Avg. Effective   Wt. Avg. Debt-to-   % Full                          % Owner     % Investor
                               Combined LTV         Income Ratio        Documentation   % Refinancing   Occupied    Properties
------------------------------------------------------------------------------------------------------------------------------
0                                  86.17                39.18             68.23             75.69         86.12       13.88
------------------------------------------------------------------------------------------------------------------------------
60 months                          88.54                39.67             88.25             55.08         86.39       13.61
------------------------------------------------------------------------------------------------------------------------------

By Occupancy Status
------------------------------------------------------------------------------------------------------------------------------
                              No. of Mortgage    Principal              % of Principal Wt. Avg. Gross               Wt. Avg.
                              Loans              Balance                Balance        Coupon          % ARM        FICO
------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                           1434     236,904,162.38          86.14             7.139       70.31         626
------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                        138      20,561,930.23           7.48             7.517       75.49         673
------------------------------------------------------------------------------------------------------------------------------
Second Home                                68      17,542,002.95           6.38             6.935       86.51         665
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                               Wt. Avg. Effective   Wt. Avg. Debt-to-   % Full                          % Owner     % Investor
                               Combined LTV         Income Ratio        Documentation   % Refinancing   Occupied    Properties
------------------------------------------------------------------------------------------------------------------------------
                                   86.42                39.88             74.07             78.98        100.00        0.00
------------------------------------------------------------------------------------------------------------------------------
                                   82.51                34.52             38.39             49.79          0.00      100.00
------------------------------------------------------------------------------------------------------------------------------
                                   90.81                35.99             56.11             29.04          0.00      100.00
------------------------------------------------------------------------------------------------------------------------------

By Documentation
-------------------------------------------------------------------------------------------------------------------------------
                              No. of Mortgage    Principal              % of Principal Wt. Avg. Gross               Wt. Avg.
                              Loans              Balance                Balance        Coupon          % ARM        FICO
-------------------------------------------------------------------------------------------------------------------------------
Full Doc                                 1245     193,206,210.48          70.25             7.148       66.80         627
-------------------------------------------------------------------------------------------------------------------------------
Alt Doc                                   204      42,417,807.06          15.42             7.103       81.15         645
-------------------------------------------------------------------------------------------------------------------------------
Stated Income                             189      39,025,887.70          14.19             7.248       85.84         641
-------------------------------------------------------------------------------------------------------------------------------
Lite Doc                                    1         293,500.00           0.11             6.500      100.00         613
-------------------------------------------------------------------------------------------------------------------------------
Paystub                                     1          64,690.32           0.02             6.540        0.00         662
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Wt. Avg. Effective   Wt. Avg.             % Full                            % Owner     % Investor
 Combined LTV         Debt-to-Income Ratio Documentation     % Refinancing   Occupied    Properties
---------------------------------------------------------------------------------------------------
          86.78                40.57            100.00           78.74       90.82        9.18
---------------------------------------------------------------------------------------------------
          88.94                33.86              0.00           55.51       68.14       31.86
---------------------------------------------------------------------------------------------------
          81.77                38.38              0.00           68.37       82.44       17.56
---------------------------------------------------------------------------------------------------
          93.17                40.00              0.00            0.00      100.00        0.00
---------------------------------------------------------------------------------------------------
          88.40                45.94              0.00          100.00      100.00        0.00
---------------------------------------------------------------------------------------------------

Debt-to-Income Ratio Distribution
-------------------------------------------------------------------------------------------------------------------------------
                              No. of Mortgage    Principal              % of Principal Wt. Avg. Gross               Wt. Avg.
Range                         Loans              Balance                Balance        Coupon          % ARM        FICO
-------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                  345      52,562,358.97          19.11             7.154       76.46         631
-------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                             202      31,423,840.75          11.43             7.171       72.38         625
-------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                             265      45,474,567.73          16.54             7.085       75.13         636
-------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                             253      41,137,029.15          14.96             7.124       68.80         637
-------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                             407      68,867,750.71          25.04             7.226       72.26         626
-------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                             151      31,217,929.65          11.35             7.140       64.93         638
-------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                              15       3,955,768.60           1.44             7.021       39.82         657
-------------------------------------------------------------------------------------------------------------------------------
60.01 >=                                    2         368,850.00           0.13             6.777       71.03         631
-------------------------------------------------------------------------------------------------------------------------------
Wt. Avg. DTI = 39.23

---------------------------------------------------------------------------------------------------
 Wt. Avg. Effective   Wt. Avg.             % Full                            % Owner     % Investor
 Combined LTV         Debt-to-Income Ratio Documentation     % Refinancing   Occupied    Properties
---------------------------------------------------------------------------------------------------
          83.52                21.82             58.05           71.45       76.22       23.78
---------------------------------------------------------------------------------------------------
          84.96                32.41             71.05           71.31       83.24       16.76
---------------------------------------------------------------------------------------------------
          85.80                37.81             66.54           72.55       91.01        8.99
---------------------------------------------------------------------------------------------------
          87.25                42.61             71.74           73.69       86.75       13.25
---------------------------------------------------------------------------------------------------
          88.21                47.78             73.88           74.98       90.82        9.18
---------------------------------------------------------------------------------------------------
          88.09                51.72             81.86           79.28       87.22       12.78
---------------------------------------------------------------------------------------------------
          90.03                56.16             95.82           60.67       87.63       12.37
---------------------------------------------------------------------------------------------------
          86.79                62.32            100.00          100.00      100.00        0.00
---------------------------------------------------------------------------------------------------

Silent Seconds
-------------------------------------------------------------------------------------------------------------------------------
                              No. of Mortgage    Principal              % of Principal Wt. Avg. Gross               Wt. Avg.
                              Loans              Balance                Balance        Coupon          % ARM        FICO
-------------------------------------------------------------------------------------------------------------------------------
Loan with Silent Seconds                  110      20,058,557.27           7.29             6.256       82.50         664
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Wt. Avg. Effective   Wt. Avg.             % Full                            % Owner     % Investor
 Combined LTV         Debt-to-Income Ratio Documentation     % Refinancing   Occupied    Properties
---------------------------------------------------------------------------------------------------
          99.53                39.07             83.88           37.97       89.72       10.28
---------------------------------------------------------------------------------------------------
Effective Combined LTV (taking into account the silent seconds) = 84.99

Loss Coverage Levels
                            S&P LEVELS output for different ratings        Moody's Loss Coverage levels for different ratings
Aaa/AAA                                      28.01                                            27.60
Aa1/AA+                                      23.69                                            23.90
Aa2/AA                                       19.03                                            20.50
Aa3/AA-                                      17.45                                            18.15
A1/A+                                        15.62                                            16.45
A2/A                                         14.04                                            14.70
A3/A-                                         12.8                                            13.15
Baa1/BBB+                                    11.63                                            11.55
Baa2/BBB                                     10.55                                            10.25
Baa3/BBB-                                     9.31                                             9.25
Ba1/BB+                                       8.01                                             8.35
Ba2/BB                                        6.72                                             7.50
Ba3/BB-                                          -                                             6.75
B1/B                                          3.71                                             6.10
B2/B                                             -                                             5.55